Exhibit 99.1

Senti Bio Debuts as Publicly Traded Company Focused on Developing Next-Generation Cell and Gene Therapies Engineered with Gene Circuits

- Business combination with Dynamics Special Purpose Corp. completed today; gross proceeds from transaction to Senti Bio expected to total approximately $156.5 million -

- Combined company Senti Bio will be listed on the Nasdaq Global Market under ticker symbol “SNTI” -

- IND filings for preclinical oncology candidates SENTI-202 and SENTI-301 anticipated in 2023 -

SOUTH SAN FRANCISCO, Calif., June 9, 2022 — Senti Biosciences, Inc. (“Senti Bio”), a biotechnology company developing next-generation cell and gene therapies using its proprietary gene circuit platform, today announced the completion of its business combination with Dynamics Special Purpose Corp. (“DYNS”; Nasdaq: DYNS), a special purpose acquisition company. Senti Biosciences, Inc., the resulting combined company, will commence trading on the Nasdaq Global Market under the symbol “SNTI” on June 9, 2022.

“Over the last year, we have made significant pipeline progress in optimizing our gene circuit technology and generating promising data across our lead programs, SENTI-202 and SENTI-301, which we plan to advance toward IND filings in 2023,” said Timothy Lu, MD, PhD, Chief Executive Officer and Co-Founder of Senti Bio. “We believe that with the funding from this successful transaction, we are well positioned to maximize this unique opportunity to develop the next generation of gene circuit-enabled cell and gene therapies for patients in need.”

Senti Bio is developing next-generation cell and gene therapies engineered with gene circuits, which are designed to reprogram cells with biological logic to sense inputs, compute decisions and respond to their respective cellular environments. Senti Bio’s oncology pipeline uses healthy adult donor-derived, natural killer (NK) cells engineered with chimeric antigen receptor (CAR) gene circuits that are cryopreserved and dosed off-the-shelf. Senti Bio’s oncology pipeline is primarily focused on three preclinical-stage programs: SENTI-202, a Logic Gated (OR+NOT) off-the-shelf CAR-NK cell therapy designed to target and eliminate acute myeloid leukemia (AML) cells while sparing the healthy bone marrow; SENTI-301, a regulatable Multi-Armed off-the-shelf CAR-NK cell therapy designed for the treatment of hepatocellular carcinoma (HCC); and SENTI-401, a Logic Gated (NOT) off-the-shelf CAR-NK cell therapy designed to target and eliminate colorectal cancer (CRC) cells while sparing healthy cells elsewhere in the body. In addition, the company is collaborating with Spark Therapeutics (a member of the Roche Group) and BlueRock Therapeutics (a wholly-owned and independently operated subsidiary of Bayer AG) on applications of its gene circuit technology outside of oncology.

Omid Farokhzad, MD, Executive Chair of the DYNS Board of Directors, said, “We believe in the powerful potential of engineering gene circuits with programmable computer-like logic in cell and gene therapies. We look forward to continued progress from the Senti Bio team including advancing product candidates towards and into clinical trials, solidifying its clinical-scale cGMP manufacturing capabilities, and expanding its gene circuit offerings across multiple diseases and modalities via partnering opportunities.”

Mostafa Ronaghi, PhD, CEO of DYNS added, “We have been very impressed with Senti’s approach and platform, which has the potential to define the future of cell and gene therapy. Senti’s scientific founders and management are pioneers in the field of mammalian synthetic biology and have assembled a highly qualified team to use this platform to improve the lives of patients in oncology and many other disease categories.”

Senti Bio received gross proceeds of approximately $140.3 million of the expected $156.5 million in connection with the business combination, which included funds held in DYNS’s trust account of $84.5 million (net of redemptions), $50.6 million of the expected $66.8 million in proceeds from a private investment in public equity (PIPE) financing that closed concurrently with the consummation of the business combination, and a recent $5.2 million investment by Leaps by Bayer, the impact investment arm of Bayer AG, through the purchase of a convertible note that was exchanged (at $10.00 per share, with accrued interest canceled) at the closing of the business combination for common equity with the same rights as the PIPE shares. Senti Bio expects the proceeds from this transaction, combined with cash on hand, to fund operations into 2024.

Investors in DYNS include funds managed by ARK Investment Management LLC, funds and accounts managed by Counterpoint Global (Morgan Stanley Investment Management), Invus, and funds and accounts advised by T. Rowe Price Associates, Inc., among others.

Investors participating in the PIPE financing as of the closing of the business combination included 8VC, Amgen Ventures, funds and accounts managed by Counterpoint Global (Morgan Stanley Investment Management), Invus, NEA, Parker Institute for Cancer Immunotherapy, and T. Rowe Price funds, among others. Of the $66.8 million in subscriptions for the PIPE financing, $16.2 million has yet to be funded as one investor, who entered into a subscription agreement concurrently with Senti Bio and DYNS’s execution of the business combination agreement in December 2021, has not funded its commitment. Senti Bio intends to enforce such one investor’s legal obligations under its subscription agreement. Solely for purposes of consummating the business combination on June 8, 2022, Senti Bio agreed to waive the $150 million available cash closing condition under the business combination agreement previously entered into with DYNS (as a result of such one investor failing to timely fund its $16.2 million commitment).

DYNS’s board members, Dr. Omid Farokhzad and David Epstein, have joined the Senti Bio Board of Directors. The other Senti Bio board members are Susan Berland, Dr. James Collins, Dr. Brenda Cooperstone, Dr. Timothy Lu and Edward Mathers.

Uses of Proceeds and Planned Milestones

Proceeds from the transaction are expected to provide Senti Bio with capital to further develop its gene circuit technologies and therapeutic pipeline, including:

•	Conducting Investigational New Drug- (IND) enabling studies for SENTI-202 and SENTI-301

•

Building out clinical-scale current good manufacturing practice (cGMP) capabilities and enabling cGMP runs for off-the-shelf CAR-NK cell therapies; Alameda, CA, facility startup on track for year-end 2022

•	Filing IND applications for SENTI-202 and SENTI-301 in 2023

•	Advancing SENTI-202 and SENTI-301 toward Phase 1/2 dose escalation clinical trials

•	Advancing its gene circuit platform with additional programs, such as SENTI-401 towards an anticipated IND filing in 2024, for solid tumors

•	Building out its gene circuit platform to expand modalities and therapeutic areas through potential collaborations and/or partnerships

Summary of Progress to Date

•

Advanced SENTI-202, a Logic Gated off-the-shelf CAR-NK cell therapy for the treatment of AML: generated preclinical data demonstrating FLT3 OR CD33 NOT EMCN Logic Gate and a proprietary calibrated release IL-15 (crIL-15) cytokine; presented at the American Society of Gene & Cell Therapy (ASGCT) 2022 meeting

•

Advanced SENTI-301, a Multi-Armed off-the-shelf CAR-NK cell therapy for the treatment of HCC: generated preclinical data demonstrating a GPC3 targeting CAR, a Regulator Dial designed to control expression of calibrated release IL-12 under the control of an FDA-approved small molecule, and a proprietary crIL-15; presented at the ASGCT 2022 meeting

•

Advanced SENTI-401, a Logic Gated off-the-shelf CAR-NK cell therapy for the treatment of CRC: generated preclinical data demonstrating the use of gene circuits to target CEA expressing cancer cells while protecting VSIG2 expressing healthy cells with expression of multiple payloads to address the immunosuppressive tumor microenvironment; presented at the American Association for Cancer Research (AACR) 2022 meeting

•	Commenced build out within an approximately 92,000 square foot clinical-scale cGMP manufacturing facility for off-the-shelf CAR-NK cell therapies

•

Hired cell therapy and oncology drug development expert, Dr. Kanya Rajangam as Chief Medical and Development Officer, to lead Senti Bio’s novel off-the-shelf CAR-NK cell oncology programs into and through clinical development

•

Established collaborations with biopharmaceutical companies, Spark Therapeutics and BlueRock Therapeutics, to demonstrate the broad potential of gene circuits, including Smart Sensors to precisely detect distinct cell types or disease environments, adeno-associated virus (AAV) gene therapy for rare diseases and induced pluripotent stem cell (iPSC) therapies for regenerative medicines

Advisors

J.P. Morgan acted as lead capital markets advisor to DYNS and as co-placement agent to DYNS on the PIPE. Morgan Stanley & Co. LLC acted as financial advisor to DYNS and as co-placement agent to DYNS on the PIPE. BofA Securities acted as exclusive financial advisor to Senti Bio and as co-placement agent to DYNS on the PIPE. Davis Polk & Wardwell LLP acted as legal advisor to DYNS. Goodwin Procter LLP acted as legal advisor to Senti Bio. Latham & Watkins LLP acted as legal advisor to J.P. Morgan, Morgan Stanley & Co. LLC and BofA Securities in their roles as placement agents for the PIPE.

About Senti Bio

Our mission is to create a new generation of smarter medicines that outmaneuver complex diseases using novel and unprecedented approaches. To accomplish this, we are building a synthetic biology platform that may enable us to program next-generation cell and gene therapies with what we refer to as Gene Circuits. These Gene Circuits, which are created from novel and proprietary combinations of DNA sequences, are designed to reprogram cells with biological logic to sense inputs, compute decisions and respond to their cellular environments. We aim to design Gene Circuits to improve the intelligence of cell and gene therapies in order to enhance their therapeutic effectiveness, precision and durability against a broad range of diseases that conventional medicines do not readily address. Our synthetic biology platform utilizes off-the-shelf chimeric antigen receptor natural killer (CAR-NK) cells, outfitted with these Gene Circuit technologies, to target particularly challenging liquid and solid tumor oncology indications. Our lead programs include SENTI-202 and SENTI-301. SENTI-202 is a Logic Gated OR+NOT off-the-shelf CAR-NK cell therapy designed to target and eliminate acute myeloid leukemia (AML) cells while sparing the healthy bone marrow. SENTI-301 is a Multi-Armed off-the-shelf CAR-NK cell therapy designed for the treatment of hepatocellular carcinoma (HCC). We anticipate filing Investigational New Drug (IND) applications in 2023 for both candidates. Over the past several months, Senti Bio scientists have presented preclinical proof-of-concept data across various programs including at the annual meetings of the American Society of Gene and Cell Therapy (ASGCT), the American Association for Cancer Research (AACR), and the American Society of Hematology (ASH). We have also demonstrated the breadth of our Gene Circuits in other modalities and diseases outside of oncology and have executed partnerships with Spark Therapeutics and BlueRock Therapeutics to advance these capabilities. For more information, please visit the Senti Bio website at https://www.sentibio.com.

About Dynamics Special Purpose Corp.

DYNS was formed in May 2021 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. It focused its search in healthcare and the life sciences, including development platforms that enable applications in prevention, diagnosis, treatment, or advanced biomaterials and, within that context, life-sciences tools, enabling software, synthetic biology and novel drug discovery.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 with respect to DYNS and Senti Bio. These forward-looking statements generally are identified by the words “believe,” “could,” “predict,” “continue,” “ongoing,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “forecast,” “seek,” “target” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations of Senti Bio’s and DYNS’s management and assumptions, whether or not identified in this document, and, as a result, are subject to risks and uncertainties. Forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to preclinical, clinical and regulatory milestones, potential benefits of the business combination and the potential success of Senti Bio’s business strategy, the initial market capitalization and cash runway of the combined company, the benefits of the business combination, as well as statements about the potential attributes and benefits of Senti Bio’s product candidates and the progress and timing of Senti Bio’s product development activities, IND filings and clinical trials and expectations related to the effects of the business combination and the PIPE financing, including the unfunded portion thereof. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Senti Bio and DYNS. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) changes in domestic and foreign business, market, financial, political and legal conditions, (ii) risks that the transaction disrupts current plans and operations of Senti Bio and potential difficulties in Senti Bio employee retention as a result of the transaction, (iii) the outcome of any legal proceedings that may be instituted against Senti Bio or DYNS related to the Business Combination Agreement or the transaction, or any governmental or regulatory proceedings, investigations or inquiries, (iv) volatility in the price of Senti Bio’s securities, which may arise due to a variety of factors, including changes in the competitive and highly regulated industries in which Senti Bio currently operates and plans to operate, variations in operating performance across competitors, changes in laws and regulations affecting DYNS’s or Senti Bio’s business and changes in the capital structure of the combined company, (v) the ability to implement business plans, forecasts and other expectations after the completion of the transaction, to realize the anticipated benefits of the transaction, and to identify and realize additional opportunities, (vi) the risk of downturns and a changing regulatory landscape in Senti Bio’s highly competitive industry, (vii) risks relating to the uncertainty of any projected financial information with respect to Senti Bio, (viii) risks related to uncertainty in the timing or results of Senti Bio’s preclinical studies and any future clinical trials, product acceptance and/or receipt of regulatory approvals for Senti Bio’s product candidates, (ix) the ability of the combined company to compete effectively and its ability to manage growth, (x) risks related to delays and other impacts from the COVID 19 pandemic, (xi) the ability of the combined company to issue equity or equity-linked securities in the future, and (xii) the success of any future research, development and commercialization efforts by the combined company.

Readers are cautioned not to put undue reliance on forward-looking statements, and Senti Bio assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Senti Bio gives no assurance that Senti Bio will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by Senti Bio or any other person that the events or circumstances described in such statement are material.

Non-Solicitation

This press release does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Senti Bio, or any of its respective affiliates. No such offering or securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information About the Business Combination and Where To Find It

DYNS filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which was declared effective on May 13, 2022. The Registration Statement includes a proxy statement/prospectus. The proxy statement/prospectus contain important information about DYNS, Senti Bio and the business combination. Senti Bio’s stockholders may access a copy of the Registration Statement, as well as other documents filed with the SEC by DYNS, without charge at the SEC’s website located at www.sec.gov.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE BUSINESS COMBINATION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contact Senti Bio:

Deb Knobelman, PhD, CFO

Email: investors@sentibio.com

Kelli Perkins (Media)

Email: kelli@redhousecomms.com

Find more information at sentibio.com

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